Exhibit 99.2
COREL CORPORATION
(incorporated under the laws of Canada)
PROXY
PROXY, solicited by Management, for the Annual and Special Meeting of Shareholders of Corel Corporation to be held on Wednesday, May 9, 2007 in Ottawa, Ontario at the Brookstreet Hotel at 10:00 a.m. (EST).
The undersigned shareholder of Corel Corporation (the “Corporation”) hereby appoints Douglas McCollam, or failing him Patrick Morley (or in lieu thereof. . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ), as proxy of the undersigned, with the power of substitution, to attend and vote on behalf of the undersigned at the Annual and Special Meeting of Shareholders (the “Meeting”) of the Corporation to be held on Wednesday, May 9, 2007, and at any adjournments thereof, on the following matters:
A. Election of Directors

		FOR	WITHHOLD
1.	David Dobson	☐	☐
2.	Steven Cohen	☐	☐
3.	J. Ian Giffen	☐	☐
4.	Amish Mehta	☐	☐
5.	Alexander Slusky	☐	☐

Other nominee(s) for director:

B. Appointment of Auditors (mark only one of “for” or “withhold”)
☐ FOR the appointment of PricewaterhouseCoopers LLP as auditors and authorizing the directors to fix the auditors’ remuneration;
                              or
☐ WITHHOLD from voting in the appointment of auditors and authorizing the directors to fix the auditors’ remuneration.
C. Approval of the Amendments to the 2003 Share Option and Phantom Unit Plan (the “2003 Option Plan”) and the 2006 Equity Incentive Plan (mark only one of “for” or “against”)
☐ FOR the resolution ratifying, confirming and approving the amendments to the 2003 Option Plan and the 2006 Equity Incentive Plan of the Corporation, as more particularly described in the Corporation’s Management Information Circular dated March 30, 2007; or
☐ AGAINST the resolution ratifying, confirming and approving the amendments to the 2003 Option Plan and the 2006 Equity Incentive Plan of the Corporation, as more particularly described in the Corporation’s Management Information Circular dated March 30, 2007.
In addition, the undersigned appoints such person as proxy to vote and act as aforesaid upon any amendments or variations to the matters identified in the Notice of Annual and Special Meeting of Shareholders and on all other matters that may properly come before the Meeting. The shares represented by this proxy will be voted as directed by the shareholder. In the absence of such directions, shares represented by proxies received by Management will be voted FOR the directors nominated, FOR the appointment of PricewaterhouseCoopers LLP as auditors, FOR the amendments to the 2003 Option Plan and the 2006 Equity Incentive Plan and FOR and in favour of Management’s proposals generally.

Name of
Shareholder:

Number of Common
Shares:

Date: , 2007.

Signature of Registered Shareholder

     NOTES:
1.	If this proxy is not dated in the space provided, it will be deemed to bear the date on which it was mailed to the shareholders by management of the Corporation.

2.	If the shareholder completing this proxy is an individual, please sign exactly as your shares are registered.

If the shareholder completing this proxy is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

If the shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his or her name printed below his or her signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

In many cases, shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Non-Registered Holders should, in particular, review the sections entitled “Solicitation of Proxies and Voting Instructions — Non-Registered Owners” and “Solicitation of Proxies and Voting Instructions — Revocation” in the accompanying Management Information Circular and carefully follow the instructions of their securities dealer or other intermediary.

3.	To be valid, this proxy must be signed and mailed to CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario, MIS 0A1, Attention: Proxy Department or by courier or hand delivery to CIBC Mellon Trust Company, 320 Bay Street, Banking Hall Level, Toronto, Ontario, M5H 4A6 not later than the close of business on Monday, May 7, 2007 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

4.	Every shareholder has the right to appoint a person (who need not be a shareholder of the Corporation) to represent him or her at the Meeting other than the Management representatives designated in this proxy. If you wish to appoint a person other than the Management representatives herein, please insert the name of your chosen proxyholder in the space provided and deliver the completed proxy to the Secretary of the Corporation as set out above.

5.	All shareholders should refer to the accompanying Notice of Annual and Special Meeting of Shareholders and the section entitled “Election of Directors” in the accompanying Management Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

6.	If a share is held by two or more persons (for example, joint ownership, trustees, executors, etc.) any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy, they shall vote together in respect of each share so held.